                                                                   Exhibit 10.16


                         SOFTWARE DISTRIBUTION AGREEMENT
                                     BETWEEN
                       TECH DATA PRODUCT MANAGEMENT, INC.
                                       AND
                             RED HAT SOFTWARE, INC.

                         SOFTWARE DISTRIBUTION AGREEMENT

THIS AGREEMENT, DATED AS OF THIS 29TH DAY OF APRIL, 1999, IS BETWEEN TECH DATA PRODUCT MANAGEMENT, INC., A FLORIDA CORPORATION ("TECH DATA"), WITH ITS PRINCIPAL CORPORATE ADDRESS AT 5350 TECH DATA DRIVE, CLEARWATER, FLORIDA 33760 AND RED HAT SOFTWARE, INC., A DELAWARE CORPORATION ("RED HAT" OR "VENDOR"), WITH ITS PRINCIPAL CORPORATE ADDRESS AT 5350 TECH DATA DRIVE, CLEARWATER, FLORIDA 33760 AND RED HAT SOFTWARE, INC., A DELAWARE CORPORATION ("RED HAT" OR "VENDOR"), WITH ITS PRINCIPAL CORPORATE ADDRESS AT: 2600 MERIDIAN PARKWAY, DURHAM, NC 27713.

                                    RECITALS

         A. Tech Data desires to purchase certain Products from Red Hat from time to time and Red Hat desires to sell certain Products to Tech Data in accordance with the terms and conditions set forth in this Agreement.

         B. Red Hat desires to appoint Tech Data as its non-exclusive distributor to market Products within the Territory (as hereinafter defined) and Tech Data accepts such appointment on these terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the Recitals, the mutual covenants contained in this Agreement and other good and valuable consideration, Tech Data and Red Hat hereby agree as follows:

                                    ARTICLE I
                 DEFINITIONS, APPOINTMENT AND TERM OF AGREEMENT

1.1      DEFINITIONS. The following definitions shall apply to this Agreement.

         (a) "Customers" of Tech Data shall include dealers, resellers, value added resellers, direct resellers and other entities that acquire the Products from Tech Data.

         (b) "DOA" shall mean Product, or any portion thereof, which fails to operate properly on initial installation, boot, or use, as applicable.

         (c) "Documentation" shall mean user manuals, training materials, Product descriptions and specifications, brochures, technical manuals, license agreements,


                        Tech Data /s/ SML Red Hat /s/ TS

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         supporting materials and other information relating to the Products and included with the Products, whether distributed in print, electronic, or video format.

         (d) "Effective Date" shall mean the date on which this Agreement is signed and dated by a duly authorized representative of Tech Data.

         (e) "End Users" shall mean the final purchasers or licensees who have acquired Products for their own use and not for resale, remarketing or redistribution.

         (f) "Non-Saleable Products" shall mean any Product that has been returned to Tech Data by its Customers that has had the outside shrink wrapping or other packaging seal broken; any components of the original package are missing, damaged or modified; or is otherwise not fit for resale.

         (g) "Products" shall mean, individually or collectively, the software licenses, electronic products, the sealed software packages comprised of the computer programs encoded on media together with manuals, materials and other contents of the packages associated therewith, if any, as more fully described in Schedule 1.1(g) attached hereto.

         (h) "Return Credit" shall mean a credit to Tech Data in an amount equal to the price paid by Tech Data for Products less any price protection credits but not including any early payment, prepayment or other discounts.

         (i) "Services" means any warrant, maintenance, advertising, marketing or technical support and any other services performed or to be performed by Red Hat.

         (j) "Territory" shall mean the United States, its territories and possessions, and Canada.

1.2 TERM OF AGREEMENT. The term of this Agreement shall commence on the Effective Date and, unless terminated by either party as set forth in this Agreement, shall remain in full force and effect for a term of one (1) year, and will be automatically renewed for successive one (1) year terms unless prior written notification of termination or non-renewal is delivered by one of the parties in accordance with the notice Agreement.


                        Tech Data /s/ SML Red Hat /s/ TS

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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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1.3      APPOINTMENT AS DISTRIBUTOR. Red Hat hereby grants to Tech Data the non-exclusive right and license to distribute Products during the term of this Agreement within the Territory, together with any updates or enhancements to the Products and any new releases related to the Products. This license includes the right to order, possess and distribute the Products. This license includes the right to order, possess and distribute the Products to Customers and to provide the Products to Customers for use on demonstration units. Red Hat and Tech Data acknowledge and agree that the license to use the Product is solely between Red Hat and the End User and is governed by the terms of the Vendor's standard use license enclosed with the Product. This Agreement does not grant Red Hat or Tech Data an exclusive right to purchase or sell Products and shall not prevent either party from developing or acquiring other vendors or customers or competing Products. Tech Data will use commercially reasonable efforts to promote distribution of the Products. Red Hat agrees that Tech Data may obtain Products in accordance with this Agreement for the benefit of its parent, affiliates and subsidiaries. Said parent, affiliates and subsidiaries of Tech Data shall be entitled to order Products directly from Red Hat pursuant to this Agreement.

                           ARTICLE II. PURCHASE ORDERS

2.1      ISSUANCE AND ACCEPTANCE OF PURCHASE ORDER.

         (a) This Agreement shall not obligate Tech Data to purchase any Products or Services except as specifically set forth in a written purchase order.

         (b) Tech Data may issue to Red Hat one or more purchase orders identifying the Products Tech Data desires to purchase from Red Hat. The terms and conditions of this Agreement shall govern all purchase orders, except that purchase orders may include other terms and conditions which are consistent with the terms and conditions of this Agreement, or which are mutually agreed to in writing by Tech Data and Red Hat. Purchase orders will be placed by Tech Data by fax or electronically transferred.

         (c) A purchase order shall be deemed accepted by Red Hat unless Red Hat notifies Tech Data in writing within five (5) business days of the date of the purchase order that Red Hat does not accept the purchase order.

2.2 PURCHASE ORDER ALTERATIONS OR CANCELLATIONS. Up to five (5) calendar days prior to shipment of Products, Red Hat shall accept alterations to a purchase order in order to: (i) change a location for delivery, (ii) modify the quantity or type of Products


                        Tech Data /s/ SML Red Hat /s/ TS

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         to be delivered or (iii) correct typographical or clerical errors.
         [CONFIDENTIAL TREATMENT REQUESTED]**.

2.3 EVALUATION OR DEMONSTRATION PURCHASE ORDERS. Red Hat shall provide to Tech Data a reasonable number of demonstration or evaluation Products at no charge.

2.4 PRODUCT SHORTAGES. If for any reason Red Hat's production is not on schedule, Red Hat may allocate available inventory to Tech Data and make shipments based upon a fair and reasonable percentage allocation among Red Hat's customers. [CONFIDENTIAL TREATMENT REQUESTED]**.

2.5 PROOF OF DELIVERY ("POD"). Vendor shall provide to Tech Data, at no charge, a hard copy Proof of Delivery for any drop shipment requested by Tech Data. The POD shall be faxed to Tech Data within [CONFIDENTIAL TREATMENT REQUESTED]** of the initial request. [CONFIDENTIAL TREATMENT REQUESTED]**.

                            ARTICLE III. DELIVERY AND
                             ACCEPTANCE OF PRODUCTS

3.1 ACCEPTANCE OF PRODUCTS. Tech Data shall, after a reasonable time to inspect each shipment, accept Products (the "Acceptance Date") if the Products and all necessary documentation delivered to Tech Data are in accordance with the purchase order. Any products not ordered or not otherwise in accordance with the purchase order. Any Products not ordered or not otherwise in accordance with the purchase order (e.g. mis-shipments, overshipments) may be returned to Red Hat's expense (including reasonable costs of shipment or storage). [CONFIDENTIAL TREATMENT REQUESTED]**. Tech Data shall not be required to accept partial shipment unless Tech Data agrees prior to shipment.

3.2      [CONFIDENTIAL TREATMENT REQUESTED]**

3.3      [CONFIDENTIAL TREATMENT REQUESTED]**


                        Tech Data /s/ SML Red Hat /s/ TS

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         [CONFIDENTIAL TREATMENT REQUESTED]**.

                               ARTICLE IV. RETURNS

4.1 INVENTORY ADJUSTMENT. Red Hat and Tech Data will work together to maintain reasonable inventory levels. Notwithstanding, Red Hat agrees to accept return of overstocked Products [CONFIDENTIAL TREATMENT REQUESTED]**. Shipments of Products being returned shall be new, unused and in sealed cartons. Vendor shall credit Tech Data's account in the amount of the Return Credit. Tech Data shall bear all costs of shipping and risk of loss of those Products returned under this Section 4.1 to Red Hat's location.

4.2 DEFECTIVE PRODUCTS/DEAD ON ARRIVAL (DOA). Tech Data shall have the right to return to Red Hat for Return Credit any DOA Product or any Product that fails to perform in accordance with Red Hat's Product warranty that is returned to Tech Data within thirty (30) days after Tech Data receives the RMA. Red Hat shall bear all costs of shipping and risk of loss of DOA and in-warranty Products to Red Hat's location and back to Tech Data or Tech Data's Customer.

4.3 OBSOLETE OR OUTDATED PRODUCT. Tech Data shall have the right to return for Return Credit [CONFIDENTIAL TREATMENT REQUESTED]** Products that become obsolete or Red Hat continues, updates, revises or are removed from Red Hat's current price list. Tech Data is to return all such Products in its inventory within [CONFIDENTIAL TREATMENT REQUESTED]** after Tech Data receives written notice from Red Hat that such Products are obsolete, superseded by a newer version, discontinued or are removed from Red Hat's price list. Within [CONFIDENTIAL TREATMENT REQUESTED]** of Tech Data's receipt of written notice, Tech Data will use best efforts to provide Red Hat with reports indicating current Customer inventory levels. These reports are intended to give Red Hat a realistic expectation of the Customer returns that Red Hat will be expected to accept following the expiration of the aforementioned [CONFIDENTIAL TREATMENT REQUESTED]** return period. [CONFIDENTIAL TREATMENT REQUESTED]**.

4.4 NON-SALEABLE. Tech Data shall have the right to return to Red Hat for Return Credit Non-Saleable Products. [CONFIDENTIAL TREATMENT REQUESTED]**.


                        Tech Data /s/ SML Red Hat /s/ TS

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4.5      CONDITION PRECEDENT TO RETURNS. As a condition precedent to returning
         Products, Tech Data shall request and Red Hat shall issue a Return Material Authorization Number (RMA) in accordance with and subject to
         Section 8.9 of this Agreement.

                          ARTICLE V. PAYMENT TO RED HAT

5.1 CHARGES, PRICES AND FEES FOR PRODUCTS. Charges, prices, quantities and discounts, if any, for Products shall be determined as set forth in
         Schedule 1.1(g), or as otherwise mutually agreed upon by the parties in writing, and may be confirmed at the time order. In no event shall charges exceed Red Hat's then current established charges. Tech Data shall not be bound by any of Red Hat's suggested prices.

5.2      [CONFIDENTIAL TREATMENT REQUESTED]**

5.3 INVOICES. A "correct" invoice shall contain (i) Red Hat's name and invoice date, (ii) a reference to the purchase order or other authorizing document, (iii) separate descriptions, unit prices and quantities of the Products actually delivered, (iv) credits (if applicable), (v) shipping charges (if applicable) (vi) name (where applicable), title, phone number and complete mailing address as to where payment is to be sent, and (vii) other substantiating documentation or information as may reasonably be required by Tech Data from time to time. Notwithstanding any pre-printed terms or conditions on Red Hat's invoices, the terms and conditions of this Agreement shall apply to and govern all invoices issued by Red Hat hereunder, except that invoices may include other terms and conditions which are consistent with the terms and conditions of this Agreement, or which are mutually agreed to in writing by Tech Data and Red Hat.

                        Tech Data /s/ SML Red Hat /s/ TS

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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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5.4      TAXES. Tech Data shall be responsible for franchise taxes, sales or use taxes or shall provide Red Hat with an appropriate exemption certificate. [CONFIDENTIAL TREATMENT REQUESTED]**.

5.5      [CONFIDENTIAL TREATMENT REQUESTED]**.

5.6      PRICE ADJUSTMENTS.

         (a) [CONFIDENTIAL TREATMENT REQUESTED]**

         (b) [CONFIDENTIAL TREATMENT REQUESTED]**.

5.7      ADVERTISING.

         (a) MARKET DEVELOPMENT FUNDS. Red Hat may offer advertising credits, or other promotional programs or incentives to Tech Data as it offers to its other distributors or customers. Tech Data shall have the right, at Tech Data's option, to participate in such programs.

         (b) [CONFIDENTIAL TREATMENT REQUESTED]**.

         (c) LAUNCH FUNDS. Prior to receipt of the initial purchase order, Red Hat shall pay Tech Data for all launch funds expenditures to which Red Hat and Tech Data have agreed.

         (d) [CONFIDENTIAL TREATMENT REQUESTED]**.

                             ARTICLE VI. WARRANTIES,
                  INDEMNITIES AND OTHER OBLIGATIONS OF RED HAT

6.1      WARRANTY. [CONFIDENTIAL TREATMENT REQUESTED]**.


                        Tech Data /s/ SML Red Hat /s/ TS

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         [CONFIDENTIAL TREATMENT REQUESTED]**. EXCEPT AS SET FORTH HEREIN
         OR THEREIN, RED HAT DISCLAIMS ALL WARRANTIES WITH REGARD TO THE PRODUCTS, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES
         OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THIS SECTION SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS AGREEMENT.

6.2      [CONFIDENTIAL TREATMENT REQUESTED]**.

6.3      (a) [CONFIDENTIAL TREATMENT REQUESTED]**.

         (b) TECH DATA. Tech Data agrees to indemnify and hold Red Hat, its officers, directors and employees harmless from and against any and all claims, damages, costs, expenses (including, but not limited, reasonable attorney's fees and costs) or liabilities that may result, in whole or in part from any warranty or Product liability claim, or any claim for infringement, or for claims for violation of any of the warranties made by Tech Data related to the Products in excess of the warranties of Red Hat provided that Red Hat provides notice to Tech Data of any all such claims and provides reasonable assistance to Tech Data in the defense of such claims at Tech Data's expense.

6.4      INSURANCE.

         (a) The parties shall be responsible or providing Worker's Compensation insurance in the statutory amounts required by the applicable state laws.

         (b) [CONFIDENTIAL TREATMENT REQUESTED]**, Red Hat shall maintain Commercial General Liability or Comprehensive General Liability Insurance in such amounts as is reasonable and standard for the industry. [CONFIDENTIAL TREATMENT REQUESTED]**.

         (c) [CONFIDENTIAL TREATMENT REQUESTED]**.


6.5 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PURSUANT TO THIS AGREEMENT FOR AMOUNTS REPRESENTING INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF THE OTHER PARTY ARISING FROM THE


                        Tech Data /s/ SML Red Hat /s/ TS

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         PERFORMANCE OR BREACH OF ANY TERMS OF THIS AGREEMENT.

6.6 ECCN/EXPORT. Red Hat agrees to provide Tech Data, upon signing this Agreement and at any time thereafter that Red Hat modifies or adds Products distributed or to be distributable by Tech Data, with the Export Control Classification Number (ECCN) for each of Red Hat's Products, and information as to whether or not any of such Products are classified under the U.S. Munitions List.

6.7      This section was intentionally deleted.

6.8      This section was intentionally deleted.

6.9 TECH DATA REPORTS. Tech Data shall, if requested, render [CONFIDENTIAL TREATMENT REQUESTED]** sales out reports on Tech Data's BBS system. Information provided will include: month and year sales activity occurred, internal product number (assigned by Tech Data), written description, Customer name, state and zip-code of Customers location, unit cost (distributor's cost at quantity 1), quantity and extended cost (cost times quantity). Red Hat agrees that any such information provided by Tech Data shall be received and held by Red Hat in strict confidence and shall be used solely for sell through or compensation reporting information and shall not be used for purpose related to Red Hat's sales activities.

6.10 TRADEMARK USAGE. Tech Data is hereby authorized to use trademarks and tradenames of Red Hat and third parties who have licensed their trademarks or tradenames to Red Hat, if any, used in connection with advertising, promoting or distribution the Products. Tech Data recognizes Red Hat or other third parties may have rights or ownership of certain trademarks, tradenames and patents associated with the Products. Tech Data will act consistent with such rights, and Tech Data shall comply with any reasonable written guidelines when provided by Red Hat or third parties who have licensed their trademarks or tradenames Red Hat related to such trademark or trade name usage. Tech Data will notify Red Hat of any infringement of which Tech Data has actual knowledge. Tech Data shall discontinue use of Red Hat's trademarks or trade names upon termination o this Agreement, except as may be necessary to sell or liquidate any Product remaining in Tech Data's inventory.


                        Tech Data /s/ SML Red Hat /s/ TS

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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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                     ARTICLE VII. TERMINATION OR EXPIRATION

7.1      TERMINATION.

         (a) TERMINATION WITH OR WITHOUT CAUSE. Either party may terminate this Agreement, with or without cause, upon giving the other party thirty
         (30) days prior written notice. In the event that either party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within thirty (30) days after written notice is given to the defaulting party specifying the default, then the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement or the applicable purchase order relating to such default as of the date specified in such notice of termination.

         (b) TERMINATION FOR INSOLVENCY OR BANKRUPTCY. Either party may immediately terminate this Agreement and any purchase orders by giving written notice to the other party in the event of (i) the liquidation or insolvency of the other party, (ii) the appointment of a receiver or similar officer for the other party, (iii) an assignment by the other party for the benefit of all or substantially all of its creditors,
         (iv) entry by the other party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, or (v) the filing of a petition in bankruptcy by or against a party under any bankruptcy or debtor's law for its relief of reorganization which is not dismissed within ninety (90) days.

7.2      RIGHTS UPON TERMINATION OR EXPIRATION.

         (a) Termination or expiration of this Agreement shall not affect Red Hat's right to be paid for undisputed invoices for Products already shipped and accepted by Tech Data or Tech Data's rights to any credits or payments owed or accrued to the date of termination or expiration. Tech Data's rights to credits upon termination or expiration shall include credits against which Tech Data would, but for termination or expiration, be required under this Agreement to apply to future purchases.

         (b) [CONFIDENTIAL TREATMENT REQUESTED]**.

         (c) Upon termination or expiration of this Agreement, Tech Data shall discontinue holding itself out as a distributor of the Products.

7.3 REPURCHASE OF PRODUCTS UPON TERMINATION OR EXPIRATION. Upon the effective date of termination or expiration of this Agreement for any reason, Red Hat agrees to


                        Tech Data /s/ SML Red Hat /s/ TS

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         repurchase all Products in Tech Data's inventory and Products which are returned to Tech Data by its Customers within [CONFIDENTIAL TREATMENT REQUESTED]** following the effective date of termination or expiration. [CONFIDENTIAL TREATMENT REQUESTED]**. Such returns shall not reduce or offset any co-op payments or obligations owed to Tech Data. Within [CONFIDENTIAL TREATMENT REQUESTED]** following the effective date of termination or expiration, Tech Data shall return to Red Hat for repurchase all Product held in Tech Data's inventory as of the effective date of termination or expiration. Within [CONFIDENTIAL TREATMENT REQUESTED]** following the effective date of termination or expiration, Tech Data shall use best efforts to provide reports indicating current Customer inventory levels. These reports are intended to give Red Hat a realistic expectation of the Customer returns that Red Hat will be expected to accept following the expiration for the aforementioned [CONFIDENTIAL TREATMENT REQUESTED]** return period. Red Hat will issue an RMA to Tech Data for all such Products; provided, however, that Red Hat shall accept returned
         Products in accordance with this Section absent an RMA if Red Hat fails to issue said RMA within [CONFIDENTIAL TREATMENT REQUESTED]** of Tech Data's request. Red Hat shall credit any outstanding balances owed to Tech Data. If such credit exceeds amounts due from Tech Data, Red Hat shall remit in the form of a check to Tech Data the excess within [CONFIDENTIAL TREATMENT REQUESTED]** in receipt of the Product. Customized Products shall not be eligible for repurchase pursuant to this Section.

7.4 SURVIVAL OF TERMS. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in his Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or
         (ii) remain to be performed or by their nature would be in tended to be applicable following any such termination or expiration.
         [CONFIDENTIAL TREATMENT REQUESTED]**.

                           ARTICLE VIII. MISCELLANEOUS


8.1 BINDING NATURE, ASSIGNMENT, AND SUBCONTRACTING. This Agreement shall be binding on the parties and their respective successors and assigns. Neither party shall have the power to assign this Agreement without the prior written consent of the other party, which consent will not withheld or delayed.

8.2 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties.


                        Tech Data /s/ SML Red Hat /s/ TS

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8.3      HEADINGS. The Article and Section headings used in this Agreement are for reference and convenience only and shall not affect the interpretation of this Agreement.

8.4 RELATIONSHIP OF PARTIES. Tech Data is performing pursuant to this Agreement only as an independent contractor. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between Tech Data and Red Hat. Neither party shall act or represent itself, directly or by implication, as an agent of the other party.

8.5 CONFIDENTIALITY. Each party acknowledges that in the course of performance of its obligations pursuant to this Agreement, it may obtain certain information specifically marked as confidential or proprietary. Each party hereby agrees that all such information communicated to it by the other party, its parent, affiliates subsidiaries, or customers, whether before or after the Effective date, shall be and was received in strict confidence, shall be used only for purposes of this Agreement, and shall not be disclosed without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond either party's reasonable control. The provisions of this Section shall survive termination or expiration of this Agreement for any reason for a period of [CONFIDENTIAL TREATMENT REQUESTED]** after said termination or expiration.

8.6      This section was intentionally deleted.

8.7 NOTICE. Wherever one party is required or permitted to give notice to the other party pursuant to this Agreement, such notice shall be deemed given when actually delivered by hand, by telecopier (if and when immediately confirmed in writing by any of the other means provided herein ensuring acknowledgement of receipt thereof for purposes of providing notice of default or termination), via overnight courier, or when mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:


          IN THE CASE OF RED HAT:    IN THE CASE OF TECH DATA:
          -----------------------    -------------------------
          Red Hat Software, Inc.     Tech Data Product Management, Inc.
          2600 Meridian Parkway,     5350 Tech Data Drive
          Durham, NC 27713           Clearwater, FL 33760
          Attn:  Counsel             Attn:  Vice President-Marketing Operations
                                     cc:  Contracts Administration



                        Tech Data /s/ SML Red Hat /s/ TS

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         Either party may from time to time change its address for notification purposes by giving the other party written notice of the new address and the date upon which it will become effective.

8.8 FORCE MAJEURE. The term "Force Majeure" shall be defined to include fires or other casualties or accidents, acts of God, severe weather conditions, strikes or labor disputes, war or other violence, or any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency.

         (a) If a Force Majeure prevents a party from performance, such performance is excused for so long as the excused party provides prompt written notice describing the Force Majeure and immediately continues performance once the Force Majeure condition is removed.

         (b) If, due to a Force Majeure condition, the schedules time of delivery or performance is or will be delayed for more than ninety (90) days after the schedules date, the party not relying upon the Force Majeure condition may terminate, without liability to the other party, any purchase order or portion thereof covering the delayed Products.

8.9 RETURN MATERIAL AUTHORIZATION NUMBER. Red Hat is required to issue an RMA to Tech Data within [CONFIDENTIAL TREATMENT REQUESTED]** days of Tech Data's request, subject to the terms and condition of this agreement; however, if the RMA is not received by Tech Data [CONFIDENTIAL TREATMENT REQUESTED]**, Red Hat shall accept returned Products absent an RMA.

8.10 CREDITS TO TECH DATA. In the event any provision of this Agreement or any other agreement between Tech Data and Red Hat required that Red Hat grant credits to Tech Data's account, and such credits are not received within [CONFIDENTIAL TREATMENT REQUESTED]**, all such credits shall become effective immediately upon notice to Red Hat. In such event, Tech Data shall be entitled to deduct any such credits from the next monies owed to Red Hat. In the event credits exceed any balances owed by Tech Data to Red Hat, Red Hat shall, upon request from Tech Data, issue a check payable to Tech Data within [CONFIDENTIAL TREATMENT REQUESTED]** of such notice. [CONFIDENTIAL TREATMENT REQUESTED]**. Tech Data shall have the right to set off against any amounts due to Red Hat under this Agreement or any invoices issued by Red Hat related to this Agreement any and all amounts due to Tech data from Red Hat, whether or not arising under this Agreement.


                        Tech Data /s/ SML Red Hat /s/ TS

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.11 SEVERABILITY. If, but only to the extent that, any provision of this Agreement is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent.

8.12 WAIVER. A waiver by either of the parties of any covenants, conditions or agreements to be performed by the other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained. No waiver shall be valid unless in writing and signed by the party granting such waiver.

8.13 REMEDIES. All remedies set forth in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise, and may be enforced concurrently or from time to time.

8.14 ENTIRE AGREEMENT. This Agreement, including any Exhibits and documents referred to in this Agreement or attached hereto, constitutes the entire and exclusive statement of Agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed herein. The parties agree that unless otherwise agreed to in writing by the party intended to be bound, the terms and conditions of this Agreement shall prevail over any contrary terms in any purchase order, sales acknowledgement, confirmation or any other document issued by either party affecting the purchase or sale of Products hereunder.

8.14 GOVERNING LAW. This Agreement shall have [CONFIDENTIAL TREATMENT REQUESTED]** as its situs and shall be governed by and construed in accordance with the laws of the State of [CONFIDENTIAL TREATMENT REQUESTED]**, without reference to choice of laws. The parties agree that this Agreement excludes the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods, if otherwise applicable.

8.16 TIME OF PERFORMANCE. Time is hereby expressly made of the essence with respect to each and every term and condition of this Agreement.


                        Tech Data /s/ SML Red Hat /s/ TS

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         IN WITNESS WHEREOF, the parties have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.

RED HAT SOFTWARE, INC.                 TECH DATA PRODUCT MANAGEMENT, INC.



By:  /s/ TERESA SPANGLER               By:  /s/ GERALD M. LABIE
   --------------------------------       -------------------------------------
Printed Name:  TERESA SPANGLER         Printed Name:  GERALD M. LABIE
             ----------------------                 ---------------------------
Title:  BUSINESS UNIT LEADER SALES     Title:  SENIOR VICE PRESIDENT, MARKETING
      -----------------------------          ----------------------------------
Date:  APRIL 18, 1999                  Date:  APRIL 29, 1999
     ------------------------------         -----------------------------------


                        Tech Data /s/ SML Red Hat /s/ TS

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                SCHEDULE 1.1(g)

RED HAT SOFTWARE, INC.
DISTRIBUTOR PRICE LIST
EFFECTIVE APPRIL 26, 1999

                                                                                         CLASS A      CLASS B     CLASS C
                                   Average Monthly Volume*                             $500,000.00  $100,000.00  $25,000.00


PRODUCT CODE                                  DESCRIPTION                   UPC          CLASS A      CLASS B     CLASS C
RH6000                             Official Red Hat Linux 6.0/Intel   638347-50052-7        $62.50       $67.96      $71.96
ARH6000                            Official Red Hat Linux 6.0/Alpha   638347-50055-8        $62.50       $67.96      $71.96
SRH6000                            Official Red Hat Linux 6.0/SPARC   638347-50056-5        $62.50       $67.96      $71.96
RH6300                             Red Hat Linux 6.0 EXTRA            638347-50067-1        $78.25       $84.96      $89.96
PT2000                             PowerTools for Red Hat Linux 6.0   638347-50066-4        $31.25       $33.96      $35.96
                                   Red Hat Linux 6.0 E-Commerce
WB2100                              Server                            June 28, 1999            TBA          TBA         TBA
EX1000                             Extreme Linux                      638347-99999-4        $23.50       $25.46      $26.96
B2005                              Maximum RPM                        752063-11054-6        $29.50       $30.50      $31.50

                                   System Builder Edition Red Hat
SBE6005                             Linux 6.0 (5-pack)                63847-50072-5        $196.05      $212.29     $249.75
ESP1000                            10 Incident Support Pack           638347-50035-0     $2,635.60    $2,755.40   $2,845.25
ESP2500                            25 Incident Support Pack           638347-50036-7     $6,419.60    $6,711.40   $6,930.25
ESP3000G                           Gold Annual Support Subscription   638347-50037-4    $30,800.00   $32,200.00  $33,250.00
                                   Platinum Annual Support
ESP3000P                            Subscription                      638347-50038-1    $52,800.00   $55,200.00  $57,000.00

*Average Monthly Volume defined as sales of Red Hat products to distributor's customers

RED HAT SOFTWARE, INC.
DISTRIBUTOR PRICE LIST
EFFECTIVE APPRIL 26, 1999

FOR CANADIAN RETAILERS/ RESELLERS ONLY
FOR SALE WITHIN CANADA                                                                   CLASS A      CLASS B     CLASS C
                                   Average Monthly Volume*                             $500,000.00  $100,000.00  $25,000.00


PRODUCT CODE                                  DESCRIPTION                   UPC          CLASS A      CLASS B     CLASS C
CARH6000                           Official Red Hat Linux 6.0/Intel   638347-50079-4       $50.00      $54.37      $57.56
CAARH6000                          Official Red Hat Linux 6.0/Alpha                        $50.00      $54.37      $57.56
CASRH6000                          Official Red Hat Linux 6.0/SPARC                        $50.00      $54.37      $57.56
CARH6300                           Red Hat Linux 6.0 EXTRA                                 $62.60      $67.97      $71.96
CAPT2000                           PowerTools for Red Hat Linux 6.0                        $25.00      $27.17      $28.76
                                   Red hat Linux 6.0 E-Commerce
CAWB2100                            Server                                                    TBA          TBA         TBA
EX1000*                            Extreme Linux                      638347-99999-4       $23.50       $25.46      $26.96
B2005*                             Maximum RPM                        752063-11054-6       $29.50       $30.50      $31.50

CASBE6005                         System Builder Edition Red Hat
                                    Linux 6.0 (5-pack)                                    $156.84      $169.83     $199.80
CAESP1000                         10 Incident Support Pack                              $2,108.48    $2,204.32   $2,276.20
CAESP2500                         25 Incident Support Pack                              $5,135.68    $5,369.12   $5,544.20
ESP3000G*                         Gold Annual Support Subscription   638347-50037-4    $30,800.00   $32,200.00  $33,250.00
ESP3000P*                         Platinum Annual Support
                                    Subscription                     638347-50038-1    $52,800.00   $55,200.00  $57,000.00

* Canadian pricing does not apply to EX1000, B2005, ESP3000G, and ESP3000P.

RED HAT SOFTWARE, INC.
DISTRIBUTOR PRICE LIST
EFFECTIVE APPRIL 26, 1999
FOR COLLEGE/UNIVERSITY RETAILERS ONLY


PRODUCT CODE                  DESCRIPTION                      UPC          CLASS A
EDRH6000           Official Red Hat Linux 6.0/Intel       638347-50080-0     $56.25
EDARH6000          Official Red Hat Linux 6.0/Alpha                          $56.25
EDSRH6000          Official Red Hat Linux 6.0/SPARC                          $56.25
EDRH6300           Red Hat Linux 6.0 EXTRA                                   $70.43
EDPT2000           PowerTools for Red Hat Linux 6.0                          $28.13
EDWB2100           Red Hat Linux 6.0 E-Commerce Server                          TBA

Incident Support Packages and Support Subscriptions available.
Please call for prices.